Net Loss Per Share Attributable to Common Stockholders (Details) - Schedule of table sets forth the computation of basic and diluted net loss per share attributable - Jasper Therapeutics, Inc. [Member] - USD ($)
	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Numerator:
Net loss attributable to common stockholders (in Dollars)	$ 18,168	$ (10,857)
Denominator:
Weighted average common shares outstanding	9,912,658	9,544,882
Less: Weighted-average unvested restricted shares	(2,676,796)	(3,677,198)
Weighted average shares used to compute basic and diluted net loss per share	7,235,862	5,867,684
Net loss per share attributable to common stockholders – basic and diluted: (in Dollars per share)	$ (2.51)	$ (1.85)